UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240 14a-12

LIBERTY MEDIA ACQUISITION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED SEPTEMBER 29, 2022
LIBERTY MEDIA ACQUISITION CORPORATION
12300 Liberty Boulevard
Englewood, Colorado 80112
PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS OF
LIBERTY MEDIA ACQUISITION CORPORATION
Dear Stockholders of Liberty Media Acquisition Corporation:
You are cordially invited to attend a special meeting of stockholders of Liberty Media Acquisition Corporation, a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at    , Mountain time, on           , 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting           . To enter the Special Meeting, you will need the 16-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on           , 2022. The accompanying proxy statement is dated           , 2022, and is first being mailed to stockholders of the Company on or about           , 2022.
Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the Special Meeting.
The Special Meeting is being held to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Amendment Proposal — to approve the adoption of an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) as set forth in Annex A of the accompanying proxy statement to, among other things, (a) change the date (which we refer to as the “Original Termination Date”) by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial Business Combination, or (ii) if the Company fails to complete such initial Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all of the shares of Series A common stock, par value $0.0001 per share, of the Company (“Series A Common Stock”), included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”), and (b) delete the definition, “Agreement in Principle Event.” The proposed Amendment shall change the Original Termination Date from January 26, 2023 (or April 26, 2023 if an Agreement in Principle Event (as defined in the Charter) has occurred) to such other date as shall be determined by the Board and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Charter pursuant to the DGCL and no later than December 30, 2022 (such date, the “Amended Termination Date”). The proposal described above is referred to herein as the “Amendment Proposal.”

2.
Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.
The purpose of the Amendment Proposal is to allow the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders. We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.
Pursuant to the terms of the Charter, in the event the Amendment Proposal is approved and the Charter is amended, holders of Public Shares (“Public Stockholders”) may elect to redeem (“Optional Redemption”) their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares, regardless of how such Public Stockholders vote on the Amendment Proposal or if they vote at all. Any Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption will retain their right to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Amended Termination Date. In addition, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets upon approval of the Amendment (such limitation, the “Redemption Limitation”). In the event that we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation prior to the Special Meeting, we and/or Liberty Media Acquisition Sponsor LLC (our “Sponsor”) expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants, the Forward Purchase Agreement entered into in connection with our IPO (the “Forward Purchase Agreement”) or sponsor loans, (c) entering into non-redemption agreements with certain of our significant stockholders, (d) purchasing Public Shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Series A Common Stock. Any shares of Series A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendment and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.
Based upon the amount held in the Trust Account as of September 30, 2022, which was $      , the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of a share of Series A Common Stock on           , 2022 was $      . The Company cannot assure stockholders that they will be able to sell their shares of Series A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
Pursuant to the Charter and in accordance with the specific procedures for redemptions set forth in this proxy statement, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Amendment Proposal is approved and the Charter is amended. You will be entitled to receive the above described cash amount, subject to the Redemption Limitation, for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)
prior to 5:00 p.m., New York City time, on           , 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”). Continental must receive such written request, shares and related materials prior to 5:00 p.m., New York City time, on          , 2022 for your redemption election to be considered timely.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved and the Charter is amended, the Amended Termination Date. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Amendment Proposal (including if they do not vote at all). However, Public Stockholders will not have their shares redeemed in connection with the Amendment unless the Amendment Proposal is approved and the Charter is amended. In the event that a Public Stockholder tenders its Public Shares for redemption and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, such stockholder may withdraw the tender.
If the Amendment Proposal is approved and the Charter is amended, Public Stockholders that elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment will receive, subject to the Redemption Limitation, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Amendment Proposal is approved and the Charter is amended, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment that is lower than (b) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment.
Approval of the Amendment Proposal requires the affirmative vote of the holders of at least two-thirds of the total voting power of the then-outstanding shares of Series A Common Stock and the Series F common stock, par value $0.0001 per share, of the Company (the “Series F Common Stock”, and together with the Series A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.
The Board has fixed 5:00 p.m., New York City time, on October 3, 2022, as the record date for the Special Meeting (the “Record Date”). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
You are not being asked to vote on an initial Business Combination at this time. We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is approved and the Charter is amended, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders.
You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting           . To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.
A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposal and Adjournment Proposal. If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.
If you have any questions or need assistance voting your shares of Common Stock, please contact D.F. King & Co., Inc. (“D.F. King”), our proxy solicitor, by calling (800) 967-5074, or banks and brokers can call collect at (212) 269-5550, or by emailing LMAC@dfking.com.
On behalf of the Board, we would like to thank you for your support of Liberty Media Acquisition Corporation.
           , 2022
By Order of the Board,
Gregory B. Maffei Chairman of the Board, President and Chief Executive Officer

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD PUBLIC SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR PUBLIC SHARES AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. TO OBTAIN REDEMPTION FORMS, PUBLIC STOCKHOLDERS SHOULD CONTACT THEIR BANK OR BROKER OR CONTINENTAL USING THE CONTACT INFORMATION IN THE SECTION ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING — WHO CAN HELP ANSWER MY QUESTIONS?” IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. A PUBLIC STOCKHOLDER THAT HOLDS ITS PUBLIC SHARES IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER, AND ADDRESS TO CONTINENTAL IN ORDER TO VALIDLY REDEEM ITS PUBLIC SHARES. YOU WILL NOT HAVE YOUR SHARES REDEEMED IN CONNECTION WITH THE AMENDMENT UNLESS THE AMENDMENT PROPOSAL IS APPROVED AND THE CHARTER IS AMENDED. IN ADDITION, WE WILL NOT REDEEM PUBLIC SHARES TO THE EXTENT THAT ACCEPTING ALL PROPERLY SUBMITTED REDEMPTION REQUESTS WOULD CAUSE US TO HAVE LESS THAN $5,000,001 OF NET TANGIBLE ASSETS UPON APPROVAL OF THE AMENDMENT. IN THE EVENT THAT WE RECEIVE NOTICE OF REDEMPTIONS OF PUBLIC SHARES APPROACHING OR IN EXCESS OF THE REDEMPTION LIMITATION PRIOR TO THE SPECIAL MEETING, WE AND/OR OUR SPONSOR EXPECT TO TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS TO AVOID THE REDEMPTION LIMITATION, WHICH MAY INCLUDE, AT OUR AND OUR SPONSOR’S OPTION AND IN OUR AND ITS SOLE DISCRETION, ANY OR SEVERAL OF THE FOLLOWING ACTIONS: (A) ATTEMPTING TO SECURE WAIVERS OF CERTAIN OF OUR SIGNIFICANT LIABILITIES, INCLUDING THE DEFERRED UNDERWRITING FEES, (B) CANCELLING OR TERMINATING OTHER SIGNIFICANT LIABILITIES, SUCH AS THE OUTSTANDING PRIVATE PLACEMENT WARRANTS, FORWARD PURCHASE AGREEMENT OR SPONSOR LOANS, (C) ENTERING INTO NON-REDEMPTION AGREEMENTS WITH CERTAIN OF OUR SIGNIFICANT STOCKHOLDERS, (D) PURCHASING PUBLIC SHARES IN THE OPEN MARKET (SUBJECT TO APPLICABLE LAW AND REGULATION) AND (E) OBTAINING A CAPITAL CONTRIBUTION FROM OUR SPONSOR, WHICH COULD RESULT IN THE ISSUANCE OF NEW SHARES OF SERIES A COMMON STOCK. ANY SHARES OF SERIES A COMMON STOCK PURCHASED BY THE SPONSOR IN THE OPEN MARKET OR FROM US WOULD NOT BE VOTED IN CONNECTION WITH THE PROPOSALS. IF THE REDEMPTION LIMITATION IS EXCEEDED, EITHER BECAUSE WE DO NOT TAKE ACTION TO INCREASE OUR NET TANGIBLE ASSETS OR BECAUSE OUR ATTEMPT TO DO SO IS NOT SUCCESSFUL, THEN WE WILL NOT PROCEED WITH THE AMENDMENT AND WE WILL NOT REDEEM ANY PUBLIC SHARES IN THE OPTIONAL REDEMPTION. IN SUCH CASE, PUBLIC SHARES WHICH A PUBLIC STOCKHOLDER ELECTS TO REDEEM BUT WHICH ARE NOT REDEEMED SHALL BE RETURNED TO SUCH PUBLIC STOCKHOLDER OR SUCH PUBLIC STOCKHOLDER’S ACCOUNT AND SUCH PUBLIC STOCKHOLDER WILL RETAIN THE RIGHT TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH IF THE COMPANY HAS NOT COMPLETED AN INITIAL BUSINESS COMBINATION BY THE ORIGINAL TERMINATION DATE.
This proxy statement is dated           , 2022
and is first being mailed to our stockholders with the form of proxy on or about           , 2022.

IMPORTANT
Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.
Liberty Media Acquisition Corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON           , 2022
Dear Stockholders of Liberty Media Acquisition Corporation:
NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Liberty Media Acquisition Corporation, a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at           , Mountain time, on           , 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting           . To enter the Special Meeting, you will need the 16-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on           , 2022.
The Special Meeting is being held to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Amendment Proposal — to approve the adoption of an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) as set forth in Annex A of the accompanying proxy statement to, among other things, (a) change the date (which we refer to as the “Original Termination Date”) by which the Company must either (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial Business Combination, or (ii) if the Company fails to complete such initial Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all of the shares of Series A common stock, par value $0.0001 per share, of the Company (“Series A Common Stock”), included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”), and (b) delete the definition, “Agreement in Principle Event.” The proposed Amendment shall change the Original Termination Date from January 26, 2023 (or April 26, 2023 if an Agreement in Principle Event (as defined in the Charter) has occurred) to such other date as shall be determined by the Board and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Charter pursuant to the DGCL and no later than December 30, 2022 (such date, the “Amended Termination Date”). The proposal described above is referred to herein as the “Amendment Proposal.”

2.
Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.
Approval of the Amendment Proposal requires the affirmative vote of the holders of at least two-thirds of the total voting power of the then-outstanding shares of Series A Common Stock and the Series F common stock, par value $0.0001 per share, of the Company (the “Series F Common Stock”, and together with the Series A Common Stock, the “Common Stock”) entitled to vote thereon, voting together as a single class.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.
Pursuant to the terms of the Charter, in the event the Amendment Proposal is approved and the Charter is amended, holders of Public Shares (“Public Stockholders”) may elect to redeem (“Optional Redemption”) their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares, regardless of how such Public Stockholders vote on the Amendment Proposal or if they vote at all. Any Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption will retain their right to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Amended Termination Date. In addition, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets upon approval of the Amendment (such limitation, the “Redemption Limitation”). In the event that we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation prior to the Special Meeting, we and/or Liberty Media Acquisition Sponsor LLC (our “Sponsor”) expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants, Forward Purchase Agreement or sponsor loans, (c) entering into non-redemption agreements with certain of our significant stockholders, (d) purchasing Public Shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Series A Common Stock. Any shares of Series A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendment and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.
Based upon the amount held in the Trust Account as of September 30, 2022, which was $      , the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of a share of Series A Common Stock on           , 2022 was $      . The Company cannot assure stockholders that they will be able to sell their shares of Series A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
Pursuant to the Charter and in accordance with the specific procedures for redemptions set forth in this proxy statement, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Amendment Proposal is approved and the Charter is amended. You will be entitled to receive the above described cash amount, subject to the Redemption Limitation, for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)
prior to 5:00 p.m., New York City time, on           , 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”). Continental must receive such written request, shares and related materials prior to 5:00 p.m., New York City time, on          , 2022 for your redemption election to be considered timely.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved and the Charter is amended, the Amended Termination Date. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Amendment Proposal (including if they do not vote at all). However, Public Stockholders will not have their shares redeemed in connection with the Amendment unless the Amendment Proposal is approved and the Charter is amended. In the event that a Public Stockholder tenders its Public Shares for redemption and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, such stockholder may withdraw the tender.
We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Series F Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Sponsor intends to vote all of its shares of Common Stock in favor of each of the proposals at the Special Meeting.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the assets in the Trust Account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
If the Amendment Proposal is approved and the Charter is amended, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to (x) the number of Public Shares properly redeemed multiplied by (y) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Public Shares and (ii) deliver to the holders of such redeemed Public Shares, subject to the Redemption Limitation, their portion of the Withdrawal Amount. Public Stockholders that do not redeem their Public Shares now will retain their redemption rights and their voting rights through the Amended Termination Date if the Amendment Proposal is approved and the Charter is amended. When calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Amendment Proposal is approved and the Charter is amended, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment that is lower than (b) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment.
The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $      that was in the Trust Account as of September 30, 2022.
Only stockholders of record of the Company as of 5:00 p.m., New York City time on October 3, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the Record Date, there were 71,875,000 shares of Common Stock issued and outstanding, including (i) 57,500,000 shares of Series A Common Stock and (ii) 14,375,000 shares of Series F Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.
Proxy voting permits stockholders unable to attend the Special Meeting by virtual attendance to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.
YOUR VOTE IS IMPORTANT. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.
If you have any questions or need assistance voting your shares of Common Stock, please contact D.F. King & Co., Inc. (“D.F. King”), our proxy solicitor, by calling (800) 967-5074, or banks and brokers can call collect at (212) 269-5550, or by emailing LMAC@dfking.com.
           , 2022

By Order of the Board,
Michael Hurelbrink Assistant Vice President and Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON           , 2022
This Notice of Special Meeting and Proxy Statement are available at           .

i

LIBERTY MEDIA ACQUISITION CORPORATION
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held at           , Mountain time, on           , 2022
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Liberty Media Acquisition Corporation, a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at           , Mountain time, on           , 2022 (the “Special Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting           . To enter the Special Meeting, you will need the 16-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on           , 2022.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding our winding up, the redemption of our Public Shares, the consequences of not completing an initial Business Combination, the release of funds held in the Trust Account, the availability of working capital and borrowing capacity, the use of funds outside the Trust Account and our obligations under the Forward Purchase Agreement. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but such statements necessarily involve risks and uncertainties and there can be no assurance that the expectation or belief will result or be achieved or accomplished. The following include some but not all of the factors that could cause actual results or events to differ materially from those anticipated:
•
our being a company with no operating history and no revenue;

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the possibility that we may be unable to obtain the requisite stockholder approval of the Amendment Proposal;

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the amount of redemptions by our Public Stockholders in connection with the effectiveness of the Amendment;

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our ability to complete our initial Business Combination;

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the possibility that we may be unable to increase our net tangible assets in order to avoid the Redemption Limitation;

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actual and potential conflicts of interest relating to Liberty Media Corporation (“LMC”), our Sponsor and other entities in which members of our management team are involved;

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the ability of our officers and directors to generate a number of potential initial Business Combination opportunities;

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our public securities’ potential liquidity and trading;

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the lack of a market for our securities;

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the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

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the Trust Account not being subject to claims of third parties; and

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our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR
SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held by virtual attendance on           , 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.
The Company is a blank check company incorporated in Delaware on November 6, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial Business Combination. On January 26, 2021, the Company consummated its IPO of 57,500,000 units, with each unit consisting of one share of Series A Common Stock and one-fifth of one redeemable warrant to purchase one share of Series A Common Stock, which included the full exercise by the underwriters of their over-allotment option in the amount of 7,500,000 units. Substantially concurrent with the closing of the IPO, the Company consummated the sale of 10,000,000 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $15,000,000. Following the closing of the IPO, a total of $575,000,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee. At present, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if we do not complete our initial Business Combination by the Original Termination Date.
The purpose of the Amendment Proposal is to allow the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
What is being voted on?
You are being asked to vote on the following proposals:
(a)   Proposal No. 1 — The Amendment Proposal — to approve the adoption of the Amendment to, among other things, (a) change the Original Termination Date by which the Company must either (i) consummate its initial Business Combination or (ii) if the Company fails to complete such initial Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Charter, redeem all of its Public Shares and (b) delete the definition, “Agreement in Principle Event.” The proposed Amendment shall change the Original Termination Date to the Amended Termination Date.
(b)   Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.
You are not being asked to vote on an initial Business Combination at this time. We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is approved and the Charter is amended, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders.
Can I attend the Special Meeting?
The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting           . To enter the Special Meeting, you will need the 16-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on           , 2022.
You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.
Why should I vote to approve the Amendment?
Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.
Since our IPO, our management team has employed a broad set of search criteria for potential target businesses and evaluated more than 140 such target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Our management team has observed what it believes were high valuations in 2021, a declining IPO market in 2022, and significant public and private market volatility, which have prevented us from securing an opportunity that we believe will offer a compelling return on investment for our stockholders. In light of these circumstances, we have determined that it is not feasible for the Company to complete an initial Business Combination by the Original Termination Date. In addition, recent changes in U.S. tax law are expected to create corporate level tax liabilities in connection with stockholder redemptions following December 31, 2022. As a result, we have determined to seek the approval of our stockholders to wind up and redeem all of our outstanding Public Shares no later than December 30, 2022. The Board believes it is in its best interests of the Company and our stockholders to return capital to our stockholders by December 30, 2022.
If (x) the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved and the Charter is amended, the Amended Termination Date.

The purpose of the Amendment Proposal is to allow the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders.
In connection with approval of the Amendment, Public Stockholders may elect to redeem their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares, regardless of how such Public Stockholders vote on the Amendment Proposal or if they vote at all. However, Public Stockholders will not have their shares redeemed in connection with the Amendment unless the Amendment Proposal is approved and the Charter is amended. In addition, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets upon approval of the Amendment. In the event that we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation prior to the Special Meeting, we and/or our Sponsor expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants, Forward Purchase Agreement or sponsor loans, (c) entering into non-redemption agreements with certain of our significant stockholders, (d) purchasing Public Shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Series A Common Stock. Any shares of Series A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendment and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.
Liquidation of the Trust Account is a fundamental obligation of the Company to the Public Stockholders and the Company is not proposing, and will not propose, to change that obligation to the Public Stockholders. Any Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption shall retain redemption rights in the event the Company has not consummated an initial Business Combination by the Amended Termination Date. We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is approved and the Charter is amended, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders.
If the Amendment Proposal is approved and the Charter is amended, Public Stockholders that elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment will receive, subject to the Redemption Limitation, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Amendment Proposal is approved and the Charter is amended, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment that is lower than (b) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment.

Our Board recommends that you vote “FOR” the Amendment Proposal, but expresses no opinion as to whether you should redeem your Public Shares.
When would the Board abandon the Amendment Proposal?
Our Board will abandon the Amendment if our stockholders do not approve the Amendment Proposal. Additionally, notwithstanding the approval of the Amendment Proposal by our stockholders, the Board may decide to abandon the Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Amendment with the Secretary of State of the State of Delaware. If we abandon the Amendment, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.
How do the Company insiders intend to vote their shares?
As of the Record Date, the Sponsor, the Company’s directors and officers and their permitted transferees (collectively, the “Initial Stockholders”) collectively have the right to vote approximately 21.7% of the Company’s issued and outstanding shares of Common Stock. The Sponsor intends to vote all of its shares of Common Stock “FOR” each of the proposals at the Special Meeting.
In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.00 per share, based on the amounts held in the Trust Account as of September 30, 2022); (b) would represent in writing that such Public Shares will not be voted in favor of approving the Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.
Subject to the immediately preceding paragraph, the Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders that would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase Public Shares or warrants in such transactions. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors or officers or any of their respective affiliates may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire Public Shares, vote their Public Shares in favor of the proposals or not redeem their Public Shares. The Sponsor and the Company’s directors or officers or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller, during a restricted period under Regulation M under the Exchange Act or during any applicable blackout period under the Company’s insider trading policy.

What vote is required to approve the Amendment Proposal?
Approval of the Amendment Proposal requires the affirmative vote of the holders of at least two-thirds of the total voting power of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class.
What vote is required to approve the Adjournment Proposal?
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.
What if I want to vote against or do not want to vote for any of the proposals?
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposal and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Will you seek any further amendments to liquidate the Trust Account?
Other than the Amendment, until the Amended Termination Date, as described in this proxy statement, we do not anticipate seeking any further amendment to the time period in which we must consummate an initial Business Combination or liquidate the Trust Account.
How are the funds in the Trust Account currently being held?
With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in Business Combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the IPO, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940) and to facilitate redemptions of Public Shares, the Company will, prior to the date of the Special Meeting, instruct Continental to hold all funds in the Trust Account in cash until the earlier of the consummation of an initial Business Combination and the liquidation of the Company.
If the Amendment Proposal is approved, what happens next?
Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Upon approval of the Amendment Proposal by the required number of votes, we plan to promptly file the Amendment with the Secretary of State of the State of Delaware as set forth in the form attached as Annex A hereto. However, we may decide to abandon the Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Amendment with the Secretary of State of the State of Delaware. If we abandon the Amendment, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.
If we file the Amendment with the Secretary of State of the State of Delaware, our Board will determine, and we will publicly announce, the Amended Termination Date.
If the Amendment Proposal is approved and the Charter is amended, any removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of Common Stock held by the Sponsor through its shares of Series F Common Stock. In addition, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets upon approval of the Amendment. In the event that we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation prior to the Special Meeting, we and/or our Sponsor expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants, Forward Purchase Agreement or sponsor loans, (c) entering into non-redemption agreements with certain of our significant stockholders, (d) purchasing Public Shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Series A Common Stock. Any shares of Series A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendment and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.
We have determined that it is not feasible for the Company to complete an initial Business Combination by the Amended Termination Date. If the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which, if the Amendment Proposal is approved and the Charter is amended, will expire worthless if we fail to complete our initial Business Combination by the Amended Termination Date.
What happens if the Amendment Proposal is not approved?
If the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved and the Charter is amended, the Amended Termination Date.
The Sponsor or the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any shares of Series F Common Stock held by it or them, as applicable, if the Company fails to complete an initial Business Combination by the Original Termination Date, or, if the Amendment Proposal is approved and the Charter is amended, the Amended Termination Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete its initial Business Combination by the applicable deadline. The Company will pay the costs of liquidation from $100,000 of interest from the Trust Account and its remaining assets outside of the Trust Account.
In connection with approval of the Amendment, Public Stockholders may elect to redeem their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Public Shares, regardless of how such Public Stockholders vote on the Amendment Proposal or if they vote at all. However, Public Stockholders will not have their shares redeemed in connection with the Amendment unless the Amendment Proposal is approved and the Charter is amended. In addition, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets upon approval of the Amendment. In the event that we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation prior to the Special Meeting, we and/or our Sponsor expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants, Forward Purchase Agreement or sponsor loans, (c) entering into non-redemption agreements with certain of our significant stockholders, (d) purchasing Public Shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Series A Common Stock. Any shares of Series A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendment and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.
Where will I be able to find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the date that the Special Meeting ends. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the date that the Special Meeting ends, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

How do I change my vote?
If you submitted a proxy prior to the start of the Special Meeting, you may change your vote by attending the Special Meeting online and voting via the Internet at the Special Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the Special Meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on           , 2022 for shares held directly.
Your attendance at the Special Meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each of the proposals. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposal and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
If my shares are held in “street name,” will my broker automatically vote them for me?
We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting. Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. A majority in total voting power of the outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting must be represented by virtual attendance or by proxy at the Special Meeting to constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters.
Who can vote at the Special Meeting?
Only stockholders of record of the Company as of 5:00 p.m., New York City time, on October 3, 2022, the Record Date, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 71,875,000 shares of Common Stock issued and outstanding, including (i) 57,500,000 shares of Series A Common Stock and (ii) 14,375,000 shares of Series F Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.
In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the Record Date. Holders of shares of Series A Common Stock and holders of shares of Series F Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The Initial Stockholders collectively own all of our issued and outstanding shares of Series F Common Stock and 1,220,251 shares of our Series A Common Stock, collectively constituting approximately 21.7% of our issued and outstanding shares of Common Stock.

Registered Stockholders.   If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote via the Internet at the Special Meeting or prior to the Special Meeting by telephone or through the Internet.
On the Record Date, there was one record holder of our Series A Common Stock. Additionally, the Sponsor is the sole record holder of our Series F Common Stock. The foregoing numbers of record holders do not include the number of stockholders whose shares are held nominally by banks, brokerage houses or other institutions, but include each such institution as one stockholder.
“Street Name” Stockholders.   If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares.
Does the Board recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and our stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the proposals.
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
The Company’s Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. In the case of the Sponsor, these interests include ownership of shares of Series F Common Stock, ownership of private placement warrants and advances by the Sponsor to the Company that will not be repaid in the event of the Company’s winding up. In the case of our directors and officers, these interests include arrangements related to compensation, indemnification and expense reimbursement. See the section entitled “Proposal No. 1 — The Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.
Are there any appraisal or similar rights for dissenting stockholders?
The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.
Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.
What happens to the Company’s warrants?
If (x) the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, our warrants will expire worthless.
How do I vote?
If you are a holder of record of shares of Common Stock on the Record Date for the Special Meeting, you may vote (i) prior to the Special Meeting by telephone or through the Internet, (ii) by virtual attendance at the Special Meeting or (iii) by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or other nominee. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
How do I redeem my shares of Common Stock?
Pursuant to the Charter and in accordance with the specific procedures for redemptions set forth in this proxy statement, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Amendment Proposal is approved and the Charter is amended. You will be entitled to receive the below described cash amount, subject to the Redemption Limitation, for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)
prior to 5:00 p.m., New York City time, on           , 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC. Continental must receive such written request, shares and related materials prior to 5:00 p.m., New York City time, on          , 2022 for your redemption election to be considered timely.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Amendment Proposal (including if they do not vote at all). However, Public Stockholders will not have their shares redeemed in connection with the Amendment unless the Amendment Proposal is approved and the Charter is amended. In the event that a Public Stockholder tenders its Public Shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. In addition, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets upon approval of the Amendment. In the event that we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation prior to the Special Meeting, we and/or our Sponsor expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants, Forward Purchase Agreement or sponsor loans, (c) entering into non-redemption agreements with certain of our significant stockholders, (d) purchasing Public Shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Series A Common Stock. Any shares of Series A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendment and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.

If properly demanded, the Company will redeem each Public Share at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding shares of Public Shares. Based upon the amount held in the Trust Account as of September 30, 2022, which was $      , the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of a share of Series A Common Stock on           , 2022 was $      . The Company cannot assure stockholders that they will be able to sell their shares of Series A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If the Amendment Proposal is approved and the Charter is amended, Public Stockholders that elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment will receive, subject to the Redemption Limitation, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Amendment Proposal is approved and the Charter is amended, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment that is lower than (b) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment. Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account.
How do I withdraw my redemption request?
If you deliver your Public Shares for redemption to Continental, our transfer agent, in compliance with the redemption procedures described in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — How do I redeem my shares of Common Stock?” and elsewhere herein, and decide prior to the vote at the Special Meeting not to redeem your shares, you may withdraw your tender of Public Shares and request that Continental return your tendered Public Shares (physically or electronically, as applicable). To make such a request, you should contact your bank or broker or Continental using the contact information in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — Who can help answer my questions?”
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?
Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged D.F. King to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay D.F. King a fee of $25,000, plus disbursements, and indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Series A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Series A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?
If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:
Liberty Media Acquisition Corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
Telephone: (720) 875-5800
You may also contact the Company’s proxy solicitor at:
D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Toll-free: (800) 967-5074
Banks and brokers can call collect at (212) 269-5550
Email: LMAC@dfking.com
You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you are a holder of Public Shares and you intend to seek redemption of your shares upon approval of the Amendment and the amendment of the Charter, you will need to tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., New York City time, on           , 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof). To obtain redemption forms, Public Stockholders should contact their bank or broker or Continental using the contact information below. If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
E-mail: mzimkind@continentalstock.com

RISK FACTORS
Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment may receive a lower per-share redemption price in connection with the dissolution and winding up of the Company than the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment.
If the Amendment Proposal is approved and the Charter is amended, Public Stockholders that elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment will receive, subject to the Redemption Limitation, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Amendment Proposal is approved and the Charter is amended, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment that is lower than (b) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment.
The ability of our Public Stockholders to exercise redemption rights in the Optional Redemption in connection with the effectiveness of the Amendment with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.
Pursuant to the Charter and subject to the Redemption Limitation, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash in the Optional Redemption in connection with the effectiveness of the Amendment. The ability of our Public Stockholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Series A Common Stock. As a result, you may be unable to sell your Series A Common Stock even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment.
In the event the Amendment Proposal is approved and we amend our Charter, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Series A Common Stock, units and warrants are listed on the Nasdaq Capital Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Series A Common Stock include, among other things, the requirement to maintain at least 300 public holders and at least 500,000 publicly held shares. Pursuant to the terms of the Charter, in the event the Amendment Proposal is approved and the Charter is amended, Public Stockholders may elect to redeem their Public Shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.
We expect that if our Series A Common Stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Series A Common Stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our Public Shares in connection with the amendment of our Charter pursuant to the Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.
If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•
a limited availability of market quotations for our securities;

•
reduced liquidity for our securities;

•
a determination that our Series A Common Stock is a “penny stock” which will require brokers trading in our Series A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and analyst coverage; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Series A Common Stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

THE SPECIAL MEETING
Date, Time, Place and Purpose of the Special Meeting
The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting           . To enter the Special Meeting, you will need the 16-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on           , 2022.
At the Special Meeting, you will be asked to consider and vote upon proposals to:
1.
Proposal No. 1 — The Amendment Proposal — approve the adoption of the Amendment to, among other things, (a) change the Original Termination Date by which the Company must either (i) consummate its initial Business Combination or (ii) if the Company fails to complete such initial Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Charter, redeem all of its Public Shares and (b) delete the definition, “Agreement in Principle Event.” The proposed Amendment shall change the Original Termination Date to the Amended Termination Date.

2.
Proposal No. 2 — The Adjournment Proposal — approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.
Voting Power; Record Date
Only stockholders of record of the Company as of 5:00 p.m., New York City time, on October 3, 2022, the Record Date, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each of the shares of Common Stock entitles the holder thereof to one vote. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 71,875,000 shares of Common Stock issued and outstanding, including (i) 57,500,000 shares of Series A Common Stock (that were initially sold as part of the IPO) and (ii) 14,375,000 shares of Series F Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.
Quorum and Vote of Stockholders
A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and Delaware law. A majority in total voting power of the outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting must be represented by virtual attendance or by proxy at the Special Meeting to constitute a quorum. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
As of the Record Date, the Initial Stockholders collectively have the right to vote approximately 21.7% of the Company’s issued and outstanding shares of Common Stock. The Sponsor intends to vote all of its shares of Common Stock in favor of each of the proposals at the Special Meeting.
Votes Required
Approval of the Amendment Proposal requires the affirmative vote of the holders of at least two-thirds of the total voting power of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote by virtual attendance at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Amendment Proposal but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” each of the Amendment Proposal and Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Voting
You can vote your shares at the Special Meeting by proxy or online by virtually attending the Special Meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record.” If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
Stockholders of Record
You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Special Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet or by telephone in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet or by telephone as described above, you will designate each of the persons designated as proxies to act as your proxy at the Special Meeting. One of the aforementioned individuals will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Special Meeting.
Alternatively, you can vote your shares online by virtually attending the Special Meeting.
On the Record Date, there was one record holder of our Series A Common Stock. Additionally, the Sponsor is the sole record holder of our Series F Common Stock. The foregoing numbers of record holders do not include the number of stockholders whose shares are held nominally by banks, brokerage houses or other institutions, but include each such institution as one stockholder.
Beneficial Owners
If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Special Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.
Proxies
Our Board is asking for your proxy. Giving your proxy means you authorize the persons designated on your proxy card to vote your shares at the Special Meeting in the manner you direct. You may vote for or against each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.
Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
Stockholders that have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, D.F. King by calling (800) 967-5074, or banks and brokers can call collect at (212) 269-5550, or by emailing LMAC@dfking.com.
Revocability of Proxies
If you submitted a proxy prior to the start of the Special Meeting, you may change your vote by attending the Special Meeting online and voting via the Internet at the Special Meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the Special Meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on           , 2022 for shares held directly.
Your attendance at the Special Meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
Attendance at the Special Meeting
The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting           . To enter the Special Meeting, you will need the 16-digit control number that is printed on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on           , 2022.
You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote by virtual attendance, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies
Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged D.F. King to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay D.F. King a fee of $25,000, plus disbursements, and indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Series A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Series A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
You may contact D.F. King at:
D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Toll-free: (800) 967-5074
Banks and brokers can call collect at (212) 269-5550
Email: LMAC@dfking.com
If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Dissenters’ Rights and Appraisal Rights
The DGCL does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.
Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting.
Other Business
The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters that may properly come before the Special Meeting. If any additional matters are properly presented at the Special Meeting, or at any adjournments or postponements of the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our Board with respect to any such matters. We expect that the shares of Series A Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.
Principal Executive Offices and Website
Our principal executive offices are located at 12300 Liberty Boulevard, Englewood, Colorado 80112. Our telephone number is (720) 875-5800. Our corporate website address is www.lmacthespac.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE AMENDMENT PROPOSAL
Background
We are a blank check company, incorporated on November 6, 2020 as a Delaware corporation, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination with one or more businesses.
On January 26, 2021, the Company consummated its IPO of 57,500,000 units, with each unit consisting of one share of Series A Common Stock and one-fifth of one redeemable warrant to purchase one share of Series A Common Stock, which included the full exercise by the underwriters of their over-allotment option in the amount of 7,500,000 units. Substantially concurrent with the closing of the IPO, the Company consummated the sale of 10,000,000 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $15,000,000. Following the closing of the IPO, a total of $575,000,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee.
The Amendment
We are proposing to adopt the Amendment to, among other things, (a) change the Original Termination Date by which the Company must either (i) consummate its initial Business Combination or (ii) if the Company fails to complete such initial Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Charter, redeem all of its Public Shares and (b) delete the definition, “Agreement in Principle Event.” The proposed Amendment shall change the Original Termination Date to the Amended Termination Date. If the Amendment is approved and the Charter is amended, such approval and amendment are intended to constitute the adoption of a plan of complete liquidation of the Company for U.S. federal income tax purposes.
Reasons for the Amendment Proposal
Since our IPO, our management team has employed a broad set of search criteria for potential target businesses and evaluated more than 140 such target businesses. In evaluating potential target businesses, our management team remained focused on finding fair valuations amid volatile market conditions. Our management team has observed what it believes were high valuations in 2021, a declining IPO market in 2022, and significant public and private market volatility, which have prevented us from securing an opportunity that we believe will offer a compelling return on investment for our stockholders. In light of these circumstances, we have determined that it is not feasible for the Company to complete an initial Business Combination by the Original Termination Date. In addition, recent changes in U.S. tax law are expected to create corporate level tax liabilities in connection with stockholder redemptions following December 31, 2022. As a result, we have determined to seek the approval of our stockholders to wind up and redeem all of our outstanding Public Shares no later than December 30, 2022. The Board believes it is in its best interests of the Company and our stockholders to return capital to our stockholders by December 30, 2022.
The purpose of the Amendment Proposal is to allow the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed amendment as set forth in the Certificate of Amendment to the Charter is attached to this proxy statement as Annex A.
You are not being asked to vote on an initial Business Combination at this time. We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is approved and the Charter is amended, we plan to cease all operations on the Amended Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter subject to and in accordance with the Charter, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

If the Amendment Proposal Is Approved
If the Amendment Proposal is approved, we plan to promptly file an amendment to the Charter with the Secretary of State of the State of Delaware as set forth in the form attached as Annex A hereto to, among other things, (a) change the Original Termination Date by which the Company must either (i) consummate its initial Business Combination or (ii) if the Company fails to complete such initial Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Charter, redeem all of its Public Shares and (b) delete the definition, “Agreement in Principle Event.” The proposed Amendment shall change the Original Termination Date to the Amended Termination Date. However, we may decide to abandon the Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Amendment with the Secretary of State of the State of Delaware. If we abandon the Amendment, Public Stockholders will not have their Public Shares redeemed in the Optional Redemption.
If the Amendment Proposal is approved and the Charter is amended, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Amendment Proposal is approved and the Charter is amended, and the amount remaining in the Trust Account may be significantly less than the approximately $      that was in the Trust Account as of September 30, 2022. In addition, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets upon approval of the Amendment. In the event that we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation prior to the Special Meeting, we and/or our Sponsor expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants, Forward Purchase Agreement or sponsor loans, (c) entering into non-redemption agreements with certain of our significant stockholders, (d) purchasing Public Shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Series A Common Stock. Any shares of Series A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendment and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.
We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
If the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

If the Amendment Proposal Is Not Approved
We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
If the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.
Redemption Rights
If the Amendment Proposal is approved and the Charter is amended, each Public Stockholder may seek to redeem his, her or its Public Shares. Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption will retain the right to have their shares redeemed for cash if the Company has not completed an initial Business Combination by the Amended Termination Date.
IF YOU HOLD YOUR PUBLIC SHARES THROUGH AN ACCOUNT AT A BROKERAGE FIRM OR BANK, IN ORDER TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON           , 2022 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF). TO OBTAIN REDEMPTION FORMS, Public Stockholders should contact their bank or broker or Continental using the contact information in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — Who can help answer my questions?” You will only be entitled to receive cash, subject to the Redemption Limitation, in connection with a redemption of these shares if you continue to hold them until the anticipated effective date of the Amendment and redemptions.
Pursuant to the Charter and in accordance with the specific procedures for redemptions set forth in this proxy statement, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Amendment Proposal is approved and the Charter is amended. You will be entitled to receive the below described cash amount, subject to the Redemption Limitation, for any Public Shares to be redeemed only if you:
(i)
(a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii)
prior to 5:00 p.m., New York City time, on           , 2022 (two business days prior to the vote at the Special Meeting or any adjournment thereof), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your Public Shares for cash and (b) tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC. Continental must receive such written request, shares and related materials prior to 5:00 p.m., New York City time, on          , 2022 for your redemption election to be considered timely.
Holders of units of the Company must elect to separate the underlying Public Shares and warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Amendment Proposal (including if they do not vote at all). However, Public Stockholders will not have their shares redeemed in connection with the Amendment unless the Amendment Proposal is approved and the Charter is amended. In addition, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets upon approval of the Amendment. In the event that we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation prior to the Special Meeting, we and/or our Sponsor expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any or several of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants, Forward Purchase Agreement or sponsor loans, (c) entering into non-redemption agreements with certain of our significant stockholders, (d) purchasing Public Shares in the open market (subject to applicable law and regulation) and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Series A Common Stock. Any shares of Series A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the Proposals. If the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Amendment and we will not redeem any Public Shares in the Optional Redemption. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination Date.
Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. There is a nominal cost associated with the above-referenced tendering process and delivering shares through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. While no physical stock certificates are outstanding as of the Record Date, a stockholder may require a physical stock certificate from our transfer agent. Delivering shares physically may take significantly longer than delivery through the DWAC system. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. This process may take two weeks or longer and is outside the Company's control, so such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders that request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.
Public Shares that have not been tendered in accordance with these procedures prior to the vote on the Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a Public Stockholder tenders its Public Shares for redemption and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your

Public Shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically, as applicable). Public Stockholders should contact their bank or broker or Continental to make such a request using the contact information in the section entitled “Questions and Answers About the Proxy Materials and Our Special Meeting — Who can help answer my questions?” In the event that a Public Stockholder tenders its Public Shares and the Amendment is not approved, these shares will not be redeemed in connection with the Amendment and the shares will be returned (physically or electronically, as applicable) to the stockholder promptly following the determination that the Amendment will not be approved. The transfer agent will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each Public Share at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. Based upon the amount held in the Trust Account as of September 30, 2022, which was $      , the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of a share of Series A Common Stock on           , 2022 was $      . The Company cannot assure stockholders that they will be able to sell their shares of Series A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive the above described cash amount, subject to the Redemption Limitation, for these shares only if you properly demand redemption and tender or deliver your shares and other redemption forms to the transfer agent, physically or electronically through DTC prior to the vote on the Amendment Proposal. The Company anticipates that a Public Stockholder that tenders its Public Shares for redemption in connection with the vote to approve the Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Amendment.
If the Amendment Proposal is approved and the Charter is amended, Public Stockholders that elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment will receive, subject to the Redemption Limitation, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Amendment Proposal is approved and the Charter is amended, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment that is lower than (b) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in the Optional Redemption in connection with the effectiveness of the Amendment.
United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights
The following is a discussion of U.S. federal income tax considerations generally applicable to the redemption of Public Shares for cash, either pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation in the event the Amendment is approved, and the expiration of warrants in such event. This discussion applies only to Public Shares and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:
•
the Sponsor or our directors and officers;

•
financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that that are subject to the mark-to-market method of accounting;

•
tax-exempt entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents of the United States;

•
persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired Series A Common Stock pursuant to an exercise of employee stock options or upon payout of a restricted stock unit, in connection with employee stock incentive plans or otherwise as compensation or in connection with the performance of services;

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persons that hold Series A Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

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persons whose functional currency is not the U.S. dollar;

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controlled foreign corporations; and

•
passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing are subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the tax consequences described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares or warrants, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the transactions described herein.
EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF A REDEMPTION OF PUBLIC SHARES AND EXPIRATION OF WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
U.S. Holders
As used herein, a “U.S. Holder” is a beneficial owner of Series A Common Stock or warrants who or that is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States,

•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

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an estate whose income is subject to U.S. federal income tax regardless of its source, or

•
a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

If a beneficial owner of our securities is not described as a U.S. Holder and is not an entity treated as a partnership or other pass-through entity for U.S. federal income tax purposes, such owner will be considered a “non-U.S. Holder.” The U.S. federal income tax considerations specifically applicable to non-U.S. Holders are described below under the heading “Non-U.S. Holders.”
Redemption of Public Shares
Redemption of Public Shares Pursuant to An Exercise of Redemption Rights
We expect that a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement will generally be treated as a taxable disposition of such stock, with the consequences generally as described below under the section entitled “— U.S. Holders  —  Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” It is possible, however, that in certain circumstances such redemption could be treated as a dividend for U.S. federal income tax purposes, as described below.
If the Amendment is approved, a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement may be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code, as described below under “— U.S. Holders  —  Redemption of Public Shares — Redemption of Public Shares in Connection with Our Liquidation” and “— U.S. Holders  —  Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If a redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company (a “non-liquidating redemption”), the U.S. federal income tax consequences of such redemption will instead depend on whether the redemption qualifies as a sale or exchange of such stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
If a non-liquidating redemption qualifies as a sale or exchange of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders  —  Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If a non-liquidating redemption does not qualify as a sale or exchange of Public Shares, a U.S. Holder will be treated as receiving a non-liquidating distribution with the tax consequences described below under the section entitled “— U.S. Holders  —  Taxation of Non-Liquidating Distributions.”
A non-liquidating redemption will generally qualify as a sale or exchange of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a U.S. Holder takes into account not only Public Shares actually owned by such U.S. Holder, but also shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.
A non-liquidating redemption will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial Business Combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Public Shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Public Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Public Shares owned by certain family members and such U.S. Holder does not constructively own any other Public Shares. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.
If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
Redemption of Public Shares in Connection with Our Liquidation
A U.S. Holder’s receipt of cash for its Public Shares in connection with our liquidation is expected to be treated as a distribution to such holder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such Public Shares under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders  —  Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” In the event the Amendment is approved, such redemption is expected to occur no later than December 30, 2022.
U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of Public Shares pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation, including any special reporting requirements.
Taxation of Non-Liquidating Distributions
If the redemption of a U.S. Holder’s Public Shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. A non-liquidating distribution in excess of our current and accumulated earnings and profits generally will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will generally be treated as gain from the sale or exchange of such Public Shares and will be treated as described under “—U.S. Holders  —  Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” below.
Dividends we pay to a U.S. Holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares
If the redemption of a U.S. Holder’s Public Shares is treated as a sale or exchange, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.
Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.
Expiration of a Warrant
If the Amendment is approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. Holder’s particular facts and circumstances.
Non-U.S. Holders
Taxation of Non-Liquidating Distributions
If the redemption of a non-U.S. Holder’s Public Shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided such dividend is not effectively connected with the non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of a non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the non-U.S. Holder’s adjusted tax basis in its shares of Public Shares and, to the extent such distribution exceeds the non-U.S. Holder’s adjusted tax basis, as gain from the sale or exchange of the Public Shares (taxed as described below under “— Non-U.S. Holders  —  Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”).
Non-liquidating distributions to a non-U.S. Holder treated as dividends that are effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (or, if an applicable income tax treaty so provides, that are attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder) will generally not be subject to U.S. withholding tax, provided such non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders. If the non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares
A non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above), unless:
•
the gain is effectively connected with the conduct of a trade or business by the non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. Holder);

•
the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

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we are or have been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the non-U.S. Holder held the Public Shares.

Gain described in the first bullet point above will generally be subject to tax at generally applicable U.S. federal income tax rates as if the non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Non-U.S. Holders should consult their tax advisors regarding possible eligibility for benefits under income tax treaties.
Generally, a corporation is a USRPHC if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a USRPHC.
Expiration of a Warrant
If the Amendment is approved, our warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a non-U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the expired warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each non-U.S. Holder’s particular facts and circumstances.
Vote Required for Approval
Approval of the Amendment Proposal requires the affirmative vote of the holders of at least two-thirds of the total voting power of the then-outstanding shares of Common Stock entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Amendment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, our Charter provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem all of our Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by the Original Termination Date or, if the Amendment Proposal is approved and the Charter is amended, the Amended Termination Date.
On the Record Date, the Initial Stockholders beneficially owned and were entitled to vote an aggregate of 1,220,251 shares of Series A Common Stock and 14,375,000 shares of Series F Common Stock, collectively representing approximately 21.7% of our issued and outstanding shares of Common Stock. The Sponsor intends to vote all of its shares of Common Stock in favor of each of the proposals at the Special Meeting. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of shares of Series A Common Stock and Series F Common Stock and their respective ownership thereof.
In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.00 per share, based on the amounts held in the Trust Account as of September 30, 2022); (b) would represent in writing that such Public Shares will not be voted in favor of approving the Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the Public Shares so purchased.
Subject to the immediately preceding paragraph, the Sponsor or the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Special Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders that would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. None of the funds held in the Trust Account will be used to purchase Public Shares or warrants in such transactions. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. Additionally, at any time at or prior to the Special Meeting, subject to applicable securities laws (including with respect to material non-public information) the Sponsor or the Company’s directors or officers or any of their respective affiliates may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire Public Shares, vote their Public Shares in favor of the proposals or not redeem their Public Shares. The Sponsor and the Company’s directors or officers or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller, during a restricted period under Regulation M under the Exchange Act or during any applicable blackout period under the Company’s insider trading policy.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
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If (x) the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, the 14,375,000 shares of Series F Common Stock held by the Sponsor as of the Record Date will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 10,000,000 private placement warrants held by the Sponsor;

•
In connection with the IPO, the Sponsor and our officers and directors agreed that they shall be entitled to redemption and liquidation rights with respect to any Public Shares that it or they hold if we do not consummate an initial Business Combination by the Original Termination Date; however, if the Amendment Proposal is approved and the Charter is amended, that agreement will be amended to allow the Sponsor and our officers and directors to redeem any such Public Shares in connection with the dissolution and winding up of the Company if we do not consummate an initial Business Combination by the Amended Termination Date;

•
In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

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Each of our officers and directors has, and any of them in the future may have, additional fiduciary or contractual obligations to one or more entities pursuant to which such officer or director may be required to present a business combination opportunity to such entities before he or she presents such opportunity to us. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity to which he or she has then-current fiduciary or contractual obligations to present such opportunity to another entity, he or she may only present such opportunity to us if such other entity rejects the opportunity;

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We have entered into a services agreement and facilities sharing agreement pursuant to which we pay LMC and certain of its subsidiaries a total of $91,666 per month for office space, administrative and support services. Upon our liquidation, we may cease paying some or all of these monthly fees;

•
If (x) the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under the provisions in the Charter relating to the right of officers and directors to be indemnified by the Company and exculpated from monetary liability with respect to prior acts or omissions;

•
Each of the Company’s independent directors receives annual cash compensation of $75,000, and all of the current officers and directors are expected to continue to serve in their roles until the Company dissolves;

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The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial Business Combination and, if (x) the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, they will not have any claim against the Trust Account for reimbursement, therefore, the Company will most likely be unable to reimburse such expenses;

•
On April 15, 2021, the Company issued an unsecured promissory note to the Sponsor for an aggregate amount of up to $2,500,000 in working capital loans, which was subsequently amended to an aggregate amount of up to $4,000,000 (the “Promissory Note”). The Promissory Note is non-interest bearing and is due and payable in full on the earlier of (i) the Original Termination Date or, if the Amendment Proposal is approved and the Charter is amended, the Amended Termination Date and (ii) the effective date of a Business Combination. As of June 30, 2022, there was $3,000,000 outstanding under the Promissory Note. If (x) the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, there will not be sufficient assets to repay the Promissory Note and it will be worthless; and
•
Under the Forward Purchase Agreement, the Sponsor obtained the right to acquire 25,000,000 forward purchase units (each, a “Forward Purchase Unit”) for $250,000,000, in the aggregate, in connection with the Company’s initial Business Combination. Each Forward Purchase Unit would consist of one share of Series B common stock, par value $0.0001 per share, of the Company (the “Series B Common Stock”) and one-fifth of one warrant to purchase one share of Series A Common Stock at a purchase price of $10.00 per Forward Purchase Unit, and would be sold in a private placement that would close substantially concurrent with the closing of the Company’s initial Business Combination. If (x) the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial Business Combination by the Original Termination Date, the Forward Purchase Agreement will terminate and the Sponsor will not purchase the Forward Purchase Units.

Recommendation
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the Amendment.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting from time to time to solicit additional proxies in favor of the Amendment Proposal or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate.
Vote Required for Approval
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions will have the effect of a vote “AGAINST” the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the Special Meeting.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and our stockholders.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us as of August 31, 2022, with respect to our shares of Common Stock held by:
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each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
In the table below, percentage ownership is based on 71,875,000 shares of Common Stock outstanding as of August 31, 2022, including 57,500,000 shares of Series A Common Stock and 14,375,000 shares of Series F Common Stock. Voting power represents the combined voting power of shares of Common Stock owned beneficially by such person. On all matters to be voted upon, except for the election or removal of directors of the Board prior to the initial Business Combination, the holders of the shares of Common Stock vote together as a single class. The table below does not include any shares of Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of August 31, 2022.
	Series A Common Stock(1)		Series F Common Stock(2)
Name and Address of Beneficial Owner(3)	Beneficially Owned	Approximate Percentage of Issued and Outstanding Shares of Series A Common Stock	Beneficially Owned	Approximate Percentage of Issued and Outstanding Shares of Series F Common Stock	Approximate Percentage of Voting Power
Liberty Media Acquisition Sponsor LLC (our Sponsor)(4)	14,375,000	20.0%	14,375,000	100.0%	20.0%
Gregory B. Maffei	740,251	1.29%	—	—	1.03%
Albert E. Rosenthaler	100,000	*	—	—	*
Brian J. Wendling	17,500	*	—	—	*
Renee L. Wilm	7,500	*	—	—	*
Ajay Menon	5,000	*	—	—	*
John E. Welsh III	50,000	*	—	—	*
Geoffrey Y. Yang	300,000	*	—	—	*
BlackRock, Inc.(5) 55 East 52nd Street New York, NY 10055	5,228,888	9.09%	—	—	7.27%
Fort Baker Capital Management LP and its affiliates(6) 700 Larkspur Landing Circle, Suite 275 Larkspur, CA 94938	4,093,237	7.12%	—	—	5.69%
The Baupost Group, L.L.C. and its affiliates(7) 10 St. James Avenue, Suite 1700 Boston, Massachusetts 02116	3,200,000	5.57%	—	—	4.45%

	Series A Common Stock(1)		Series F Common Stock(2)
Name and Address of Beneficial Owner(3)	Beneficially Owned	Approximate Percentage of Issued and Outstanding Shares of Series A Common Stock	Beneficially Owned	Approximate Percentage of Issued and Outstanding Shares of Series F Common Stock	Approximate Percentage of Voting Power
All directors and executive officers as a group (seven individuals)	1,220,251	2.12%	—	—	1.70%

*
Less than 1%

(1)
Includes all shares of Series F Common Stock convertible by such holder into shares of Series A Common Stock. Such shares of Series F Common Stock will automatically convert into shares of Series B Common Stock at the time of our initial Business Combination, or earlier at the option of the holder, on a one-for-one basis, as described in the section of entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-250188). Prior to and following our initial Business Combination, each share of Series B Common Stock is convertible, at the option of the holder, into one share of our Series A Common Stock.

(2)
Interests shown consist solely of shares of Series F Common Stock. Excludes forward purchase securities that will only be issued, if at all, at the time of our initial Business Combination.

(3)
Unless otherwise noted, the business address of each of the following entities or individuals is 1 2300 Liberty Boulevard, Englewood, Colorado 80112.

(4)
Liberty Media Corporation is the sole member and manager of our Sponsor. Liberty Media Corporation may be deemed to beneficially own the shares held by our Sponsor by virtue of its direct ownership over our Sponsor. Reflects 14,375,000 shares of Series A Common Stock issuable upon conversion of 14,375,000 shares of Series B Common Stock, which are issuable upon conversion of 14,375,000 shares of Series F Common Stock that are beneficially owned by Liberty Media Corporation.

(5)
According to a Schedule 13G filed with the SEC on February 4, 2022, BlackRock, Inc. has sole voting and sole dispositive power with regard to 5,228,888 shares of Series A Common Stock.

(6)
According to a Schedule 13G filed with the SEC on February 14, 2022, each of Fort Baker Capital Management LP, Steven Patrick Pigott and Fort Baker Capital, LLC has shared voting and shared dispositive power with regard to 4,093,237 shares of Series A Common Stock.

(7)
According to a Schedule 13G filed with the SEC on February 11, 2022, each of The Baupost Group, L.L.C., Baupost Group GP, L.L.C. and Seth A. Klarman has shared voting and shared dispositive power with regard to 3,200,000 shares of Series A Common Stock.

The Initial Stockholders beneficially own approximately 21.7% of our issued and outstanding shares of Common Stock. Our Sponsor, as a result of holding all of the shares of Series F Common Stock, has the right to elect all of our directors prior to our initial Business Combination and may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our Charter and approval of significant corporate transactions.

OTHER MATTERS
Stockholder Proposals
For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Charter. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.
We have determined that it is not feasible for the Company to complete an initial Business Combination by either the Original Termination Date or the Amended Termination Date. If (x) the Amendment Proposal is approved, the Charter is amended and we do not consummate an initial Business Combination by the Amended Termination Date or (y) the Amendment Proposal is not approved and we do not consummate an initial business combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.
Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Corporate Governance” at www.lmacthespac.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:
Liberty Media Acquisition Corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5800
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Toll-free: (800) 967-5074
Banks and brokers can call collect at (212) 269-5550
Email: LMAC@dfking.com
If you are a stockholder of the Company and would like to request documents, please do so at least five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
* * *
The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ANNEX A
FORM OF
CERTIFICATE OF AMENDMENT
OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
LIBERTY MEDIA ACQUISITION CORPORATION
LIBERTY MEDIA ACQUISITION CORPORATION, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
1.   The name of the Corporation is Liberty Media Acquisition Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on November 6, 2020, and the name under which the Corporation was originally incorporated was LMAC, Inc. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 21, 2021 (the “Amended and Restated Certificate”).
2.   This Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with the provisions of the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware. The approval of the Amendment is intended to constitute the adoption of a plan of complete liquidation of the Corporation for U.S. federal income tax purposes.
3.   This Amendment further amends the provisions of the Amended and Restated Certificate.
4.   The following text in Article IV, Section A of the Amended and Restated Certificate is hereby deleted in its entirety:
“Agreement in Principle Event” means the Corporation having executed a letter of intent, agreement in principle or definitive agreement for the initial Business Combination within 24 months from the closing of the Offering but having not consummated the initial Business Combination within such 24-month period.
5.   The Amended and Restated Certificate is hereby amended by deleting Article X, Section 1(b) in its entirety and inserting the following in lieu thereof:
(b)   In connection with the Corporation’s initial public offering of securities (the “Offering”), an amount equal to the gross offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) as described in the Corporation’s registration statement on Form S-1, as initially filed with the SEC on November 19, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the consummation of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares if the Corporation is unable to complete its initial Business Combination by such date as shall be determined by the Board of Directors and publicly announced by the Corporation, provided that such date shall be no sooner than the date of the effectiveness of this Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation pursuant to the DGCL and no later than December 30, 2022, and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by such date as shall be determined by the Board of Directors and publicly announced by the Corporation, provided that such date shall be no sooner than the date of the effectiveness of this Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation pursuant to the DGCL and no later than December 30, 2022, or (B) relating to stockholders’ rights or pre-initial Business

Combination activity (as described in Article X, Section 6). Holders of shares of Series A Common Stock included as part of the units sold in the Offering (including as part of an underwriters’ overallotment option) (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Liberty Media Acquisition Sponsor LLC or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
6.   The Amended and Restated Certificate is hereby amended by deleting Article X, Section 2(d) in its entirety and inserting the following in lieu thereof:
(d)   In the event that the Corporation has not consummated an initial Business Combination by such date as shall be determined by the Board of Directors and publicly announced by the Corporation, provided that such date shall be no sooner than the date of the effectiveness of this Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation pursuant to the DGCL and no later than December 30, 2022, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
7.   The Amended and Restated Certificate is hereby amended by deleting Article X, Section 6 in its entirety and inserting the following in lieu thereof:
6.   Additional Redemption Rights. If, in accordance with Article X, Section 1(a), any amendment is made to this Restated Certificate that would modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by such date as shall be determined by the Board of Directors and publicly announced by the Corporation, provided that such date shall be no sooner than the date of the effectiveness of this Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Corporation pursuant to the DGCL and no later than December 30, 2022, or with respect to any other provision herein relating to stockholder’s rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity and implement such an amendment is subject to the Redemption Limitation. Each Public Stockholder that does not exercise its Redemption Rights under this Section 6 shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the applicable funds in the Trust Account pursuant to this Section 6. The exercise by a Public Stockholder of the Redemption Rights under this Section 6 (and any withdrawal of any exercise of such rights) shall be conditioned on such Public Stockholder following the specific procedures for redemptions (or withdrawals, as applicable) set forth by the Corporation in any applicable tender offer or proxy materials sent to the Corporation’s Public Stockholders relating to the proposed initial Business Combination.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this           day of           , 2022.
LIBERTY MEDIA ACQUISITION CORPORATION
By:

Name:
Brittany A. Uthoff

Title:
Vice President

PRELIMINARY PROXY CARD, SUBJECT TO COMPLETIONSCAN TOVIEW MATERIALS & VOTE LIBERTY MEDIA ACQUISITION CORPORATION 12300 LIBERTY BOULEVARDENGLEWOOD, CO 80112 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. New York City time on [TBD], 2022 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/LMACA2022SMYou may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. New York City time on [TBD], 2022 for shares held directly. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D91710-S54412 KEEP THIS PORTION FOR YOUR RECORDS LIBERTY MEDIA ACQUISITION CORPORATION THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends a vote FOR Proposals 1 and 2.1.A proposal to approve the adoption of an amendment (the “Amendment”) to Liberty Media Acquisition Corporation’s (the “Company”) Amended and For Against Abstain Restated Certificate of Incorporation (the “Charter”) as set forth in Annex A of the proxy statement relating to the special meeting to, among other ! ! !things, (a) change the date (the “Original Termination Date”) by which the Company must either (i) consummate a merger, capital stock exchange, assetacquisition, stock purchase, reorganization or similar business combination with one or more businesses (the Company’s “initial Business Combination”), or (ii) if the Company fails to complete such initial Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the Charter, redeem all of the shares of Series A common stock, par value $0.0001 per share, of the Company included as part of the units sold in the Company’s initial public offering (the “IPO”), whether such shares were purchased in the IPO or in the secondary market following the IPO, and (b) delete the definition, “Agreement in Principle Event.” The proposed Amendment shall change the Original Termination Date from January 26, 2023 (or April 26, 2023 if an Agreement in Principle Event (as defined in the Charter) has occurred) to such other date as shall be determined by the Company’s Board of Directors and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Charter pursuant to the General Corporation Law of the State of Delaware and no later than December 30, 2022.2.A proposal to approve the adjournment of the Company’s special meeting from time to time to solicit additional proxies in favor of Proposal 1 or if!!!otherwise determined by the chairperson of the special meeting to be necessary or appropriate.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice of Meeting and Proxy Statement is available at www.proxyvote.com.D91711-S54412LIBERTY MEDIA ACQUISITION CORPORATIONSpecial Meeting of Stockholders [TBD], 2022, [TBD] Mountain timeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock and/or Series F common stock held by the undersigned at the Special Meeting of Stockholders to be held at [TBD], Mountain time, on [TBD], 2022, via a live webcast accessible at www.virtualshareholdermeeting.com/LMACA2022SM, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE